Exhibit 99.1

State Street Announces Tangible Common Equity Improvement Plan and Updates 2008 Results

BOSTON--(BUSINESS WIRE)--February 5, 2009--State Street Corporation (NYSE: STT):

Unrealized Investment Portfolio Losses Improve by $730 Million After-Tax as of January 30, 2009, Compared to December 31, 2008

More Conservative First-Half Reinvestment Strategy Reduces 2009 Expectations

State Street Corporation today updated its full-year 2008 earnings to reflect the impact of a plan to further strengthen its tangible common equity ratio (TCE) in light of continued unprecedented market disruption. The 2008 results have been updated to reflect a $278 million pre-tax reduction in 2008 incentive compensation as part of a plan to improve TCE. In 2009, the plan to improve TCE includes reducing the Company’s quarterly dividend on its common stock to $0.01 per share, a more conservative reinvestment plan affecting assets paying down and maturing in its investment portfolio, actions intended to increase organic capital growth, and a reduction in the size of the company’s balance sheet.

For 2008, GAAP earnings per share of $4.30 are up from the previously announced $3.89 per share. Return on common shareholders’ equity in 2008 is 14.8%, up from the previously announced 13.4%. For the fourth quarter of 2008, earnings are $0.54 per share, up from the previously announced $0.15 per share. Return on common shareholders’ equity is 8.4% in the fourth quarter of 2008, up from the previously announced 2.3%. Operating expenses for full year and fourth quarter 2008, were $6.780 billion and $1.528 billion, respectively, down from the previously announced operating expenses for those periods of $7.058 billion and $1.806 billion, respectively. These expenses reflect the reduced compensation in each period. Revenue for the full year and fourth quarter 2008 of $10.693 billion and $2.673 billion, respectively, are unchanged from the amounts previously announced.

Commenting on the announcement, Ronald E. Logue, State Street's chairman and chief executive officer, said, “State Street has among the highest regulatory capital ratios in the industry; however, we are implementing a plan to alleviate investor concerns about our pro forma TCE ratio, if we were to consolidate the asset-backed commercial paper conduits that we administer. These are extraordinary times that require swift action. Given that we are asking our shareholders to make sacrifices through dividend reductions, we believe that we must also be willing to make our own sacrifices and therefore, we have eliminated the 2008 incentive compensation for the five named executive officers and reduced it by approximately 50% for the remainder of the company.”

Logue added, “While our tangible common equity ratio will vary with the impact of the fixed-income markets on our investment portfolio and the conduit assets and our actual results, we currently anticipate that the steps we are announcing will result in a meaningful increase in our tangible common equity ratio during the first quarter and the full year. As of January 30, 2009, our unrealized after-tax loss on our investment portfolio has improved $730 million, from $6.3 billion at December 31, 2008 to $5.6 billion. Also, the unrealized loss in our conduit assets has improved modestly.”

Logue concluded, “We are adjusting our outlook for 2009 based on several new factors: a more conservative reinvestment plan affecting assets paying down and maturing in our investment portfolio; we now expect the S & P 500 to average about 900 for the year down from our previous estimate of 1000; and we intend to further restrain expenses in 2009. As a result, we now expect our operating revenue to decline 8% to 12% from record levels in 2008; our operating earnings per share to decline 12% to 16% from the updated record level of $5.61 per share in 2008; and our return on common equity to approach the low end of our 14% to 17% long-term range. At our meeting with investors and analysts later today, we will provide further detail about our TCE improvement plan and our 2009 outlook.”

Management presents results on an operating basis in order to provide financial information that is comparable from period to period and to present comparable financial trends with respect to our ongoing business operations. A full reconciliation of operating-basis results to U.S. generally accepted accounting principals (GAAP) is included in the addendum at the end of this press release. The following financial results are presented on an operating basis, and are updated from our previously announced operating results to reflect the effects of the reduced compensation in the full year and fourth quarter 2008 and to otherwise reflect the same adjustments between GAAP and operating, as were previously announced.

For 2008, updated operating-basis earnings per share of $5.61 are up from the previously announced $5.21 per share. Operating-basis return on common shareholders’ equity is 19.3%, up from the previously announced 17.9%. In the fourth quarter of 2008, operating-basis earnings are $1.58 per share, up from the previously announced $1.18 per share. Operating-basis return on common shareholders’ equity in the fourth quarter of 2008 is 24.3%, up from the previously announced 18.3%. As noted above, these results reflect the reduced salaries and employee benefits expense in each period. Operating-basis revenue for the full year and fourth quarter 2008 of $10.477 billion and $2.641 billion, respectively, are unchanged from the amounts previously announced.

The reduction in expenses results in an increase to State Street Corporation’s Tier-1 capital ratio to 20.74% at December 31, 2008 from the previously announced 20.49% and an increase to the leverage ratio to 7.83% from the previously announced 7.74%. The TCE ratio at December 31, 2008, is 4.61%. The pro forma TCE ratio, including consolidation of all assets and liabilities of the State Street-administered asset-backed commercial paper conduits, was 1.19% as of December 31, 2008. Assuming market prices remain constant from January through the rest of 2009 and we execute on our plan, we expect TCE to be approximately 4.91% by the end of 2009.

ADDITIONAL INFORMATION

All per share amounts represent diluted earnings per common share based on average common shares outstanding for the respective period reported.

INVESTOR PRESENTATION

State Street will webcast a pre-recorded investor call today, Thursday, February 5, 2009, at 8:00 a.m. EST, available at www.statestreet.com/stockholder. The conference call will also be available via telephone, at +1 706/645-9291 (Conference ID# 84375390). The pre-recorded call will be available for two weeks. This press release and additional financial information are available on State Street’s website, at www.statestreet.com/stockholder, under “Investor Information—Latest News,” –Annual Reports and Financial Trends—Financial Trends” and “—Investor Events and Presentations.”

In addition, State Street Corporation will webcast a presentation to investors and analysts by Ronald E. Logue, Chairman of the Board and Chief Executive Officer, Edward J. Resch, Executive Vice President and Chief Financial Officer, Joseph (“Jay”) L. Hooley, President and Chief Operating Officer and Scott Powers, President and CEO, State Street Global Advisors on Thursday, February 5, 2009, at 12:30 p.m. EST. The presentation will be accessible, in listen-only mode, on State Street’s investor relations home page, at www.statestreet.com/stockholder, and via telephone, at +1 (706) 679 - 5594 (Conference ID # 82862937). Recorded replays of the presentation will be available on the web site and by telephone +1 (706) 645-9291 (Conference ID # 82862937) beginning at 5:30 p.m. EST that day. The telephone replay will be available for approximately two weeks following the conference call. This press release, presentation materials to be referred to on today’s webcast and additional financial information will be available prior to that webcast on State Street’s website, at www.statestreet.com/stockholder, under “Investor Information—Latest News,” –Annual Reports and Financial Trends—Financial Trends” and “—Investor Events and Presentations.”

State Street Corporation (NYSE: STT) is the world's leading specialist in providing institutional investors with investment servicing, investment management and investment research and trading services. With $12.04 trillion in assets under custody and $1.44 trillion in assets under management at December 31, 2008, State Street operates in 27 countries and more than 100 geographic markets worldwide and employs 28,475 worldwide.

FORWARD-LOOKING STATEMENTS

This news announcement contains forward-looking statements as defined by United States securities laws, including statements about our goals and expectations regarding our business, financial condition, results of operations and strategies, the financial and market outlook, governmental and regulatory initiatives and developments and the business environment. These statements are not guarantees of future performance, are inherently uncertain, are based on current assumptions that are difficult to predict and involve a number of risks and uncertainties. Therefore, actual outcomes and results may differ materially from what is expressed in those statements, and those statements should not be relied upon as representing our expectations or beliefs as of any date subsequent to the date of this release.

Important factors that may affect future results and outcomes include:

  global financial market disruptions and the current, worldwide economic recession, and monetary and other governmental actions designed to address such disruptions and recession in the United States and internationally;
  the financial strength of the counterparties with which we or our clients do business and with which we have investment or financial exposure;
  the liquidity of the U.S. and international securities markets, particularly the markets for fixed-income securities, and the liquidity requirements of our customers;
  the credit quality and credit agency ratings of the securities in our investment securities portfolio, a deterioration or downgrade of which could lead to other-than-temporary impairment of the respective securities and the recognition of an impairment loss;
  the maintenance of credit agency ratings for our debt obligations as well as the level of credibility of credit agency ratings;
  the possibility that changes to accounting rules or in market conditions or asset performance may require any off-balance sheet activities, including the unconsolidated asset-backed commercial paper conduits we administer, to be consolidated into our financial statements, requiring the recognition of associated losses;
  the possibility of our customers incurring substantial losses in investment pools where we act as agent, and the possibility of further general reductions in the valuation of assets;
  our ability to attract deposits and other low-cost short-term funding;
  potential changes to the competitive environment, including changes due to the effects of consolidation, extensive and changing government regulation and perceptions of State Street as a suitable service provider or counterparty;
  the level and volatility of interest rates and the performance and volatility of securities, credit, currency and other markets in the United States and internationally;
  our ability to measure the fair value of securities in our investment securities portfolio and in the asset-backed commercial paper conduits we sponsor;
  the results of litigation and similar disputes and, in particular, the effect of current or potential litigation concerning SSgA's active fixed-income strategies, and the enactment of legislation and changes in regulation and enforcement that impact us and our customers, as well as the effects of legal and regulatory proceedings;
  adverse publicity or other reputational harm;
  our ability to pursue acquisitions, strategic alliances and divestures, finance future business acquisitions and obtain regulatory approvals and consents for acquisitions;
  the performance and demand for the products and services we offer, including the level and timing of withdrawals from our collective investment products;
  our ability to continue to grow revenue, attract highly skilled people, control expenses and attract the capital necessary to achieve our business goals and comply with regulatory requirements;
  our ability to control operating risks, information technology systems risks and outsourcing risks, the possibility of errors in the quantitative models we use to manage our business and the possibility that our controls will fail or be circumvented;
  the potential for new products and services to impose additional costs on us and expose us to increased operational risk, and our ability to protect our intellectual property rights;
  our ability to obtain quality and timely services from third parties with which we contract;
  changes in accounting standards and practices, including changes in the interpretation of existing standards, that impact our consolidated financial statements; and
  changes in tax legislation and in the interpretation of existing tax laws by U.S. and non-U.S. tax authorities that impact the amount of taxes due.

Other important factors that could cause actual results to differ materially from those indicated by any forward-looking statements are set forth in our 2007 Annual Report on Form 10-K and our subsequent SEC filings, including, in particular, our Current Report on Form 8-K dated January 20, 2009. We encourage investors to read these filings, particularly the sections on Risk Factors, and our subsequent SEC filings for additional information with respect to any forward-looking statements and prior to making any investment decision. The forward-looking statements contained in this press release speak only as of the date hereof, February 5, 2009, and we do not undertake efforts to revise those forward-looking statements to reflect events after this date.

STATE STREET CORPORATION
Earnings Press Release Addendum

Consolidated Financial Highlights
December 31, 2008

	Quarters Ended			% Change
				Q4 2008	Q4 2008
(Dollars in millions, except per share amounts	December 31,	September 30,	December 31,	vs.	vs.
or where otherwise noted)	2008	2008	2007	Q3 2008	Q4 2007

Total Revenue (1)	$2,673	$2,771	$2,479	(4)%	8%
Total Expenses:
Non-operating provisions, net	450	-	467
Restructuring charges	306	-	-
Provision for indemnification exposure	-	200	-
Merger and integration costs	27	30	57
Expenses from operations	1,528	1,695	1,649	(10)	(7)
Income Tax Expense	106	369	83
Net Income	256	477	223	(46)	15
Net Income Available to Common Shareholders	234	477	223

Diluted Earnings Per Common Share	$.54	$1.09	$.57	(50)	(5)
Average Diluted Common Shares Outstanding (in thousands):	431,902	435,030	392,200

Cash Dividends Declared Per Common Share	$.24	$.24	$.23
Closing Price Per Share of Common Stock (at quarter end)	39.33	56.88	81.20

Return on Common Equity	8.4%	13.6%	7.7%

At Quarter End:
Assets Under Custody (AUC) (in trillions)	$12.04	$14.05	$15.30
Assets Under Management (AUM) (in trillions)	1.44	1.69	1.98

	Years Ended		% Change
			2008
	December 31,	December 31,	vs.
(Dollars in millions, except per share amounts)	2008	2007	2007

Total Revenue (2)	$10,693	$8,336	28%
Total Expenses:
Non-operating provisions, net	450	467
Restructuring charges	306	-
Provision for indemnification exposure	200	-
Merger and integration costs	115	198
Expenses from operations	6,780	5,768	18
Income Tax Expense	1,031	642	61
Net Income	1,811	1,261	44
Net Income Available to Common Shareholders	1,789	1,261	42

Diluted Earnings Per Common Share	$4.30	$3.45	25
Average Diluted Common Shares Outstanding (in thousands):	416,100	365,488

Cash Dividends Declared Per Common Share	$.95	$.88	8

Return on Common Equity	14.8%	13.4%

(1) Quarter ended September 30, 2008 includes $350 million gain from sale of CitiStreet interest, net of exit and other associated costs.
(2) Year ended December 31, 2008 includes $350 million gain from sale of CitiStreet interest, net of exit and other associated costs.

STATE STREET CORPORATION
Earnings Press Release Addendum

SELECTED CONSOLIDATED FINANCIAL INFORMATION
Quarters and Years Ended December 31, 2008 and December 31, 2007

	Quarters Ended			Years Ended
	December 31,	December 31,		December 31,	December 31,
(Dollars in millions, except per share amounts)	2008	2007	% Change	2008	2007(1)	% Change

Fee Revenue:
Servicing fees	$842	$967	(13)%	$3,745	$3,388	11%
Management fees	209	297	(30)	1,028	1,141	(10)
Trading services	418	352	19	1,467	1,152	27
Securities finance	329	256	29	1,230	681	81
Processing fees and other	83	55	51	277	271	2
Total fee revenue	1,881	1,927	(2)	7,747	6,633	17

Net Interest Revenue:
Interest revenue	1,427	1,454	(2)	4,879	5,212	(6)
Interest expense	584	898	(35)	2,229	3,482	(36)
Net interest revenue (2)	843	556	52	2,650	1,730	53
Provision for loan losses	-	-		-	-
Net interest revenue after provision for loan losses	843	556	52	2,650	1,730	53

Gains (Losses) related to investment securities, net	(51)	(4)		(54)	(27)
Gain on sale of CitiStreet interest, net of exit and other associated costs	-	-		350	-
Total revenue	2,673	2,479	7.8	10,693	8,336	28.3

Expenses:
Salaries and employee benefits	698	793	(12)	3,842	3,256	18
Information systems and communications	163	148	10	633	546	16
Transaction processing services	145	184	(21)	644	619	4
Occupancy	124	107	16	465	408	14
Provision for legal exposure	-	600		-	600
Provision for investment account infusion	450	-		450	-
Restructuring charges	306	-		306	-
Merger and integration costs	27	57	(53)	115	198	(42)
Other	398	284	40	1,396	806	73
Total expenses	2,311	2,173	6.4	7,851	6,433	22.0
Income before income tax expense	362	306	18	2,842	1,903	49
Income tax expense	106	83		1,031	642
Net income	$256	$223	15	$1,811	$1,261	44

Net income available to common shareholders	$234	$223	5	$1,789	$1,261	42

Earnings Per Common Share:
Basic	$.55	$.58	(5)	$4.33	$3.50	24
Diluted	.54	.57	(5)	4.30	3.45	25

Average Common Shares Outstanding (in thousands):
Basic	431,042	385,200		413,182	360,675
Diluted	431,902	392,200		416,100	365,488

Consolidated Selected Financial Information presented above was prepared in accordance with accounting principles generally accepted in the United States.

(1) Year ended December 31, 2007 includes financial results of Investors Financial business for the quarters ended September 30 and December 31, 2007.
(2) Net interest revenue on a fully taxable-equivalent basis was $811 million and $573 million for the quarters ended December 31, 2008 and 2007, respectively, and $2.78 billion and $1.79 billion for the years ended December 31, 2008 and 2007, respectively. These amounts include taxable-equivalent adjustments of $28 million and $17 million for the quarters ended December 31, 2008 and 2007, respectively, and $104 million and $58 million for the years ended December 31, 2008 and 2007, respectively.

STATE STREET CORPORATION
Earnings Press Release Addendum

SELECTED CONSOLIDATED FINANCIAL INFORMATION
Quarters Ended December 31, 2008 and September 30, 2008

	Quarters Ended
	December 31,	September 30,
(Dollars in millions, except per share amounts)	2008	2008	% Change

Fee Revenue:
Servicing fees	$842	$966	(13)%
Management fees	209	261	(20)
Trading services	418	363	15
Securities finance	329	246	34
Processing fees and other	83	63	32
Total fee revenue	1,881	1,899	(1)

Net Interest Revenue:
Interest revenue	1,427	1,027	39
Interest expense	584	502	16
Net interest revenue (1)	843	525	61
Provision for loan losses	-	-
Net interest revenue after provision for loan losses	843	525	61

Gains (Losses) related to investment securities, net	(51)	(3)
Gain on sale of CitiStreet interest, net of exit and other associated costs	-	350
Total revenue	2,673	2,771	(3.5)

Expenses:
Salaries and employee benefits	698	1,022	(32)
Information systems and communications	163	151	8
Transaction processing services	145	165	(12)
Occupancy	124	116	7
Provision for investment account infusion	450	-
Restructuring charges	306	-
Merger and integration costs	27	30	(10)
Other	398	441	(10)
Total expenses	2,311	1,925	20.1
Income before income tax expense	362	846	(57)
Income tax expense	106	369
Net income	$256	$477	(46)

Net income available to common shareholders	$234	$477	(51)

Earnings Per Common Share:
Basic	$.55	$1.11	(50)
Diluted	.54	1.09	(50)

Average Common Shares Outstanding (in thousands):
Basic	431,042	430,872
Diluted	431,902	435,030

Consolidated Selected Financial Information presented above was prepared in accordance with accounting principles generally accepted in the United States.

(1) Net interest revenue on a fully taxable-equivalent basis was $811 million and $640 million for the quarters ended December 31, 2008 and September 30, 2008, respectively. These amounts include taxable-equivalent adjustments of $28 million and $25 million.

STATE STREET CORPORATION
Earnings Press Release Addendum

SELECTED CONSOLIDATED OPERATING-BASIS FINANCIAL INFORMATION
Quarters and Years Ended December 31, 2008 and December 31, 2007

	Quarters Ended (1)			Years Ended (1)
	December 31,	December 31,		December 31,	December 31,
(Dollars in millions, except per share amounts)	2008	2007	% Change	2008	2007	% Change

Fee Revenue:
Servicing fees	$842	$967	(13)%	$3,745	$3,388	11%
Management fees	209	297	(30)	1,028	1,141	(10)
Trading services	418	352	19	1,467	1,152	27
Securities finance	329	256	29	1,230	681	81
Processing fees and other	83	55	51	277	271	2
Total fee revenue	1,881	1,927	(2)	7,747	6,633	17

Net Interest Revenue:
Interest revenue, operating basis	1,133	1,471	(23)	4,714	5,270	(11)
Interest expense	322	898	(64)	1,930	3,482	(45)
Net interest revenue, operating basis	811	573	42	2,784	1,788	56
Provision for loan losses	-	-		-	-
Net interest revenue after provision for loan losses, operating basis	811	573	42	2,784	1,788	56

Gains (Losses) related to investment securities, net	(51)	(4)		(54)	(27)
Total revenue, operating basis (2)(3)	2,641	2,496	5.8	10,477	8,394	24.8

Expenses:
Salaries and employee benefits	698	934	(25)	3,842	3,397	13
Information systems and communications	163	148	10	633	546	16
Transaction processing services	145	184	(21)	644	619	4
Occupancy	124	107	16	465	408	14
Other	398	276	44	1,196	798	50
Total expenses, operating basis (2)(3)	1,528	1,649	(7.3)	6,780	5,768	17.5
Income before income tax expense, operating basis	1,113	847	31	3,697	2,626	41
Income tax expense, operating basis	383	290		1,236	899
Taxable-equivalent adjustment	28	17		104	58
Net income, operating basis	$702	$540	30	$2,357	$1,669	41

Net income available to common shareholders, operating basis	$680	$540	26	$2,335	$1,669	40

Diluted earnings per common share, operating basis	$1.58	$1.38	14	$5.61	$4.57	23

Average diluted common shares outstanding (in thousands)	431,902	392,200		416,100	365,488

Return on common equity, operating basis	24.3%	18.7%		19.3%	17.7%

(1) Refer to the accompanying reconciliation of reported results to operating-basis results.
(2) For the quarter ended December 31, 2008, positive operating leverage in the year-over-year comparison was 1,310 basis points, based on growth in total operating-basis revenue of 5.8% and a decline in total operating-basis expenses of 7.3%.

(3) For the year ended December 31, 2008, positive operating leverage in the year-over-year comparison was 730 basis points, based on growth in total operating-basis revenue of 24.8% and growth in total operating-basis expenses of 17.5%.

STATE STREET CORPORATION
Earnings Press Release Addendum

SELECTED CONSOLIDATED OPERATING-BASIS FINANCIAL INFORMATION
Quarters Ended December 31, 2008 and September 30, 2008

	Quarters Ended (1)
	December 31,	September 30,
(Dollars in millions, except per share amounts)	2008	2008	% Change

Fee Revenue:
Servicing fees	$842	$966	(13)%
Management fees	209	261	(20)
Trading services	418	363	15
Securities finance	329	246	34
Processing fees and other	83	63	32
Total fee revenue	1,881	1,899	(1)

Net Interest Revenue:
Interest revenue, operating basis	1,133	1,105	3
Interest expense	322	465	(31)
Net interest revenue, operating basis	811	640	27
Provision for loan losses	-	-
Net interest revenue after provision for loan losses, operating basis	811	640	27

Gains (Losses) related to investment securities, net	(51)	(3)
Total revenue, operating basis (2)	2,641	2,536	4.1

Expenses:
Salaries and employee benefits	698	1,022	(32)
Information systems and communications	163	151	8
Transaction processing services	145	165	(12)
Occupancy	124	116	7
Other	398	241	65
Total expenses, operating basis (2)	1,528	1,695	(9.9)
Income before income tax expense, operating basis	1,113	841	32
Income tax expense	383	278
Taxable-equivalent adjustment	28	25
Net income, operating basis	$702	$538	30

Net income available to common shareholders, operating basis	$680	$538	26

Diluted earnings per common share, operating basis	$1.58	$1.24	27.4

Average diluted common shares outstanding (in thousands)	431,902	435,030

Return on common equity, operating basis	24.3%	15.4%

(1) Refer to the accompanying reconciliation of reported results to operating-basis results.
(2) For the quarter ended December 31, 2008, positive operating leverage in the quarter-over-quarter comparison was 1,400 basis points, based on growth in total operating-basis revenue of 4.1% and a decline in total operating-basis expenses of 9.9%.

STATE STREET CORPORATION
Earnings Press Release Addendum

RECONCILIATION OF REPORTED RESULTS TO OPERATING-BASIS RESULTS
Quarter and Year Ended December 31, 2008

(Dollars in millions, except per share amounts)	Quarter Ended December 31, 2008				Year Ended December 31, 2008

	Reported			Operating	Reported			Operating
	Results	Adjustments		Results	Results	Adjustments		Results
Fee Revenue:
Servicing fees	$842			$842	$3,745			$3,745
Management fees	209			209	1,028			1,028
Trading services	418			418	1,467			1,467
Securities finance	329			329	1,230			1,230
Processing fees and other	83			83	277			277
Total fee revenue	1,881			1,881	7,747			7,747

Net Interest Revenue:
Interest revenue	1,427	$(294)	(1)	1,133	4,879	$(165)	(8)	4,714
Interest expense	584	(262)	(2)	322	2,229	(299)	(2)	1,930
Net interest revenue	843	(32)		811	2,650	134		2,784
Provision for loan losses	-	-		-	-	-		-
Net interest revenue after provision for loan losses	843	(32)		811	2,650	134		2,784

Gains (Losses) related to investment securities, net	(51)	-		(51)	(54)	-		(54)
Gain on sale of CitiStreet interest, net of exit and other associated costs	-	-		-	350	(350)	(9)	-
Total revenue	2,673	(32)		2,641	10,693	(216)		10,477

Expenses:
Salaries and employee benefits	698	-		698	3,842	-		3,842
Information systems and communications	163	-		163	633	-		633
Transaction processing services	145	-		145	644	-		644
Occupancy	124	-		124	465	-		465
Provision for investment account infusion	450	(450)	(3)	-	450	(450)	(3)	-
Restructuring charges	306	(306)	(4)	-	306	(306)	(4)	-
Merger and integration costs	27	(27)	(5)	-	115	(115)	(5)	-
Other	398	-		398	1,396	(200)	(10)	1,196
Total expenses	2,311	(783)		1,528	7,851	(1,071)		6,780
Income before income taxes	362	751		1,113	2,842	855		3,697
Income tax expense	106	277	(6)	383	1,031	205	(11)	1,236
Taxable-equivalent adjustment	-	28	(7)	28	-	104	(7)	104
Net income	$256	$446		$702	$1,811	$546		$2,357

Net income available to common shareholders	$234	$446		$680	$1,789	$546		$2,335

Diluted earnings per common share	$.54	$1.04		$1.58	$4.30	$1.31		$5.61

Average diluted common shares outstanding (in thousands)	431,902	431,902		431,902	416,100	416,100		416,100

Return on common equity	8.4%	15.9%		24.3%	14.8%	4.5%		19.3%

Reported results reflect State Street's Consolidated Statement of Income prepared in accordance with accounting principles generally accepted in the United States.

(1) Represents taxable-equivalent adjustment of $28 million, which is not included in reported results and $322 million of revenue related to the Boston Federal Reserve Bank's Asset-Backed Commercial Paper Money Market Liquidity Facility (AMLF).
(2) Represents interest expense related to the Boston Federal Reserve Bank's AMLF.
(3) Represents a charge associated with SSgA Stable Value Funds.
(4)Represents restructuring costs associated with reduction in workforce and other cost initiatives.
(5) Represents merger and integration costs recorded in connection with the acquisition of Investors Financial, which are direct and incremental costs associated with the acquisition and do not include ongoing expenses of the combined organization.
(6) Represents $24 million of income tax expense related to the Boston Federal Reserve Bank's AMLF, $180 million of income tax benefit related to SSgA Stable Value Funds, $112 million of income tax benefit related to restructuring costs, and $9 million of income tax benefit related to merger and integration costs for the acquisition of Investors Financial.
(7) Represents taxable-equivalent adjustment, which is not included in reported results.
(8) Represents taxable-equivalent adjustment of $104 million for the year ended December 31, 2008, which is not included in reported results, plus a $98 million charge associated with SILO leveraged lease transactions, net of $367 million of revenue related to the Boston Federal Reserve Bank's AMLF.
(9) Represents gain on the sale of CitiStreet interest, net of exit and other associated costs, which State Street divested on July 1, 2008.
(10) Represents a charge to provide for estimated net exposure on an indemnification obligation associated with collateralized repurchase agreements.
(11) Represents $27 million of income tax expense related to the Boston Federal Reserve Bank's AMLF, $39 million of income tax expense related to the reserve for SILO's, $140 million of income tax expense related to the gain from sale of CitiStreet interest, $180 million of income tax benefit related to SSgA Stable Value Funds, $112 million of income tax benefit related to restructuring costs, $39 million of income tax benefit related to merger and integration costs for the acquisition of Investor's Financial and $80 million of income tax benefit related to the provision for estimated net exposure on an indemnification obligation associated with collateralized repurchase agreements.

STATE STREET CORPORATION
Earnings Press Release Addendum

RECONCILIATION OF REPORTED RESULTS TO OPERATING-BASIS RESULTS
Quarter and Year Ended December 31, 2007

(Dollars in millions, except per share amounts)	Quarter Ended December 31, 2007				Year Ended December 31, 2007

	Reported			Operating	Reported			Operating
	Results	Adjustments		Results	Results	Adjustments		Results
Fee Revenue:
Servicing fees	$967			$967	$3,388			$3,388
Management fees	297			297	1,141			1,141
Trading services	352			352	1,152			1,152
Securities finance	256			256	681			681
Processing fees and other	55			55	271			271
Total fee revenue	1,927			1,927	6,633			6,633

Net Interest Revenue:
Interest revenue	1,454	$17	(1)	1,471	5,212	$58	(1)	5,270
Interest expense	898	-		898	3,482	-		3,482
Net interest revenue	556	17		573	1,730	58		1,788
Provision for loan losses	-	-		-	-	-		-
Net interest revenue after provision for loan losses	556	17		573	1,730	58		1,788

Gains (Losses) related to investment securities, net	(4)	-		(4)	(27)	-		(27)
Total revenue	2,479	17		2,496	8,336	58		8,394

Expenses:
Salaries and employee benefits	793	141	(2)	934	3,256	141	(2)	3,397
Information systems and communications	148	-		148	546	-		546
Transaction processing services	184	-		184	619	-		619
Occupancy	107	-		107	408	-		408
Provision for legal exposure	600	(600)	(2)	-	600	(600)	(2)	-
Merger and Integration costs	57	(57)	(3)	-	198	(198)	(3)	-
Other	284	(8)	(2)	276	806	(8)	(2)	798
Total expenses	2,173	(524)		1,649	6,433	(665)		5,768
Income before income taxes	306	541		847	1,903	723		2,626
Income tax expense	83	207		290	642	257		899
Taxable-equivalent adjustment	-	17	(1)	17	-	58	(1)	58
Net income	$223	$317		$540	$1,261	$408		$1,669

Net income available to common shareholders	$223	$317		$540	$1,261	$408		$1,669

Diluted earnings per common share	$.57	$.81		$1.38	$3.45	$1.12		$4.57

Average diluted common shares outstanding (in thousands)	392,200	392,200		392,200	365,488	365,488		365,488

Return on common equity	7.7%	11.0%		18.7%	13.4%	4.3%		17.7%

Reported results reflect State Street's Consolidated Statement of Income prepared in accordance with accounting principles generally accepted in the United States.

(1) Represents taxable-equivalent adjustment, which is not included in reported results.
(2) Represents a net charge associated with certain active fixed-income strategies at State Street Global Advisors.

(3) Represents merger and integration costs recorded in connection with the acquisition of Investors Financial, which are direct and incremental costs associated with the acquisition and do not include ongoing expenses of the combined organization.

STATE STREET CORPORATION
Earnings Press Release Addendum

RECONCILIATION OF REPORTED RESULTS TO OPERATING-BASIS RESULTS
Quarter Ended September 30, 2008

(Dollars in millions, except per share amounts)	Quarter Ended September 30, 2008

	Reported			Operating
	Results	Adjustments		Results
Fee Revenue:
Servicing fees	$966			$966
Management fees	261			261
Trading services	363			363
Securities finance	246			246
Processing fees and other	63			63
Total fee revenue	1,899			1,899

Net Interest Revenue:
Interest revenue	1,027	$78	(1)	1,105
Interest expense	502	(37)	(2)	465
Net interest revenue	525	115		640
Provision for loan losses	-	-		-
Net interest revenue after provision for loan losses	525	115		640

Gains (Losses) related to investment securities, net	(3)	-		(3)
Gain on sale of CitiStreet interest, net of exit and other associated costs	350	(350)	(3)	-
Total revenue	2,771	(235)		2,536

Expenses:
Salaries and employee benefits	1,022	-		1,022
Information systems and communications	151	-		151
Transaction processing services	165	-		165
Occupancy	116	-		116
Merger and integration costs	30	(30)	(4)	-
Other	441	(200)	(5)	241
Total expenses	1,925	(230)		1,695
Income before income taxes	846	(5)		841
Income tax expense	369	(91)	(6)	278
Taxable-equivalent adjustment	-	25	(7)	25
Net income	$477	$61		$538

Net income available to common shareholders	$477	$61		$538

Diluted earnings per common share	$1.09	$.15		$1.24

Average diluted common shares outstanding (in thousands)	435,030	435,030		435,030

Return on common equity	13.6%	1.8%		15.4%

Reported results reflect State Street's Consolidated Statement of Income prepared in accordance with accounting principles generally accepted in the United States.

(1) Represents taxable-equivalent adjustment of $25 million for the quarter ended September 30, 2008, which is not included in reported results, plus a $98 million charge associated with SILO leasing transactions, net of $45 million of revenue related to the Boston Federal Reserve Bank's Asset-Backed Commercial Paper Money Market Liquidity Facility (AMLF).
(2) Represents $37 million of interest expense related to the Boston Federal Reserve Bank's AMLF.
(3) Represents gain on the sale of CitiStreet interest, net of exit and other associated costs, which State Street divested on July 1, 2008.
(4) Represents merger and integration costs recorded in connection with the acquisition of Investors Financial, which are direct and incremental costs associated with the acquisition and do not include ongoing expenses of the combined organization.
(5) Represents a charge to provide for estimated net exposure to customers on an indemnification obligation associated with collateralized repurchase agreements.
(6) Represents $3 million of income tax expense related to the Boston Federal Reserve Bank's AMLF, $39 million of income tax expense related to the reserve for SILO's, $140 million of income tax expense related to the gain from sale of CitiStreet interest, $11 million of income tax benefit related to merger and integration costs for the acquisition of Investors Financial, and $80 million of income tax benefit related to the provision for potential secured exposure associated with a collateralized repurchase agreement.
(7) Represents taxable-equivalent adjustment, which is not included in reported results.

STATE STREET CORPORATION
Press Release Addendum

CONSOLIDATED STATEMENT OF CONDITION

	December 31,	September 30,	December 31,
(Dollars in millions, except per share amounts)	2008	2008	2007

Assets
Cash and due from banks	$3,181	$56,145	$4,041
Interest-bearing deposits with banks	55,733	20,548	6,271
Securities purchased under resale agreements	1,635	9,598	19,133
Federal funds sold	-	1,500	4,540
Trading account assets	815	6,332	589
Investment securities available for sale	54,163	68,881	70,326
Investment securities held to maturity purchased under money
market liquidity facility	6,087	76,660	-
Investment securities held to maturity	15,767	3,945	4,233
Loans and leases (net of allowance of $18)	9,113	17,430	15,784
Premises and equipment	2,011	1,987	1,894
Accrued income receivable	1,738	1,915	2,096
Goodwill	4,527	4,516	4,567
Other intangible assets	1,851	1,890	1,990
Other assets	17,010	14,217	7,079
Total assets	$173,631	$285,564	$142,543

Liabilities
Deposits:
Noninterest-bearing	$32,785	$70,033	$15,039
Interest-bearing -- U.S.	4,558	9,988	14,790
Interest-bearing -- Non-U.S.	74,882	70,848	65,960
Total deposits	112,225	150,869	95,789

Securities sold under repurchase agreements	11,154	17,274	14,646
Federal funds purchased	1,082	1,984	425
Short-term borrowings under money market liquidity facility	6,042	76,627	-
Other short-term borrowings	11,555	4,289	5,557
Accrued taxes and other expenses	408	2,443	4,392
Other liabilities	13,972	14,908	6,799
Long-term debt	4,419	4,106	3,636
Total liabilities	160,857	272,500	131,244

Shareholders' Equity
Preferred stock, no par: authorized 3,500,000; issued 20,000 shares	1,883	-	-
Common stock, $1 par: authorized 750,000,000 shares;
issued 431,976,032, 431,950,903 and 398,366,326 shares	432	432	398
Surplus	6,992	6,793	4,630
Retained earnings	9,135	9,002	7,745
Accumulated other comprehensive loss	(5,650)	(3,146)	(575)
Treasury stock (at cost 418,354, 404,943 and 12,081,863 shares)	(18)	(17)	(899)
Total shareholders' equity	12,774	13,064	11,299
Total liabilities and shareholders' equity	$173,631	$285,564	$142,543

CONTACT:
State Street Corporation
Edward J. Resch, +1 617-664-1110
or
Investors:
Kelley MacDonald, +1 617-664-3477
or
Media:
Hannah Grove, +1 617-664-3377